UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                                  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CBRE Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
CBRE GROUP, INC.
2022 Annual Meeting
Vote by May 17, 2022 8:59 p.m. (Pacific Time). For shares held in a Plan, vote by May 15, 2022 8:59 p.m. (Pacific Time).
CBRE GROUP, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717
D76768-P67636-Z81907
You invested in CBRE GROUP, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users    Vote Virtually at the Meeting*
Point your camera here and    May 18, 2022
vote without entering a    10:00 a.m. (Central Time)
control number
Virtually at:
www.virtualshareholdermeeting.com/CBRE2022
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items    Recommends
1.    Elect Directors
Nominees:
1a.    Brandon B. Boze For
1b.    Beth F. Cobert For
1c.    Reginald H. Gilyard For
1d.    Shira D. Goodman For
1e.    Christopher T. Jenny For
1f.    Gerardo I. Lopez For
1g.    Susan Meaney For
1h.    Oscar Munoz For
1i.    Robert E. Sulentic For
1j.    Sanjiv Yajnik For
2.    Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2022. For
3.    Advisory vote to approve named executive officer compensation for 2021. For
4.    Approve the Amended and Restated 2019 Equity Incentive Plan. For
5.    Stockholder proposal regarding our stockholders’ ability to call special stockholder meetings. Against
NOTE: To transact any other business properly introduced at the Annual Meeting.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D76769-P67636-Z81907